Exhibit 3.218

1 CINCO.------------LD VEINTICINCO MIL CUATROCIENTOS CINCUENTA. MEXICO, a veintiocho de septiembre -7865- 18-LC- dos mil dieciocho.---------------------------------------------- ANTONIO ANDERE PEREZ MORENO, Titular de la Doscient os Tr e i n ta y Uno de la Ciudad de M e xico, plenamente a satisfacci6n de la compareci ente, hago consta EL CONTRATO DE SOCIEDAD MERCANTIL, bajo la RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE, que ante ADRIANA SANCHEZ QUIROGA, en representaci6n de las sociedades de nacional idad extranjera denomina das "ROWAN No. 2 LIMITED." y "ROWAN COMPANIES, INC.", par a lo cual se solici t6 y obtuvo a t r aves del s i s t ema electr6n ico en linea establecido por l a Direcci6n General de Normatividad Mercantil para la autorizaci6n de uso de denominaciones y razones sociales de la Secretaria de Economia, la correspondiente constancia de autorizaci6n con clave (mi ca de documento (CUD) nu.mere "A, DOS, CERO, UNO , OCHO , CERO, NUEVE, CERO, CUATRO, UNO, DOS, TRES, OCHO, CINCO, NUEVE, UNO, UNO , CERO, CERO", de fecha cuatr o de septiembre de dos mil dieciocho, misma que me exhibe y agrego al apend i ce del presente instrumento, marcada bajo la letra "A". - ------------------------ En relaci 6n con la autorizac i 6n de uso de denomi naci6n social autorizada por la Direcci6n General de Normatividad Mercantil de la Secretaria de Economia descrita en el parrafo an terior y en cumpllmiento de l o dispuesto por el articulo diez del Reglamento para la Autorizaci6n de Uso de De nominaciones y Razones Socia les, e l compar eciente me exh ibe, lo gue m anifiesta baj o p r otesta de decir verdad, es la documentaci6n relativa a la autorizaci6n otorgada por la sociedad rnercantil denominada "ROWAN", SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE para la constituci6n de la sociedad denominada "ROWAN DRILLING", SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE, misma que s e compone de lo siguiente : ------ --- --- --- ---------- ----------- - --- a) . - Ona cart a , escrita en i d iom a espaflol y extranje r o , membretada y firmada por TRAVIS FRED BROOKS, apoderado de la sociedad denominada "ROWAN", SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE , en la que manifiesta su conformidad y autorizaci6n para que sea utilizada la denominaci6n social "ROWAN

2 DRILLING", SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE y se proceda a la constituci6n de la misma , documento que agrego al apendice del presente instrumento marcado con la letra "B"; ------------------------------------------------------ b) .- Copia s imple del instrumento en el que se hi zo constar e l otorgamiento de poderes en favor de TRAVIS FRED BROOKS par parte de "ROWAN", SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE, documento que agrego al apendice del presente instrumento marcado con la letra "C"; y - ----------------------- c) . - Copia simple de la identificaci6n de TRAVIS FRED BROOKS, apoderado de "ROWAN" I SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE, documcnto que agrego a l apendice del presente instrumento marcado con la letra "D". --------------------------- EXPUESTO LO ANTERIOR, la compareciente otorga las siguientes: --- ----------------------- C L Aus u LA s ----------------------- ------------------------ CAPITULO PRIMERO ------------------------- ----- DENOMINACION, DOMICILIO, DURACION, OBJETO Y NACIONALIDAD PRIMERA. - La Sociedad se denominara "ROWAN DRILLING". Esta denornj naci6n ira siempre segui da de las palabras "SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE" 0 de SUS abreviaturas "S. DER. L. DE C.V." . ----------- - ------------------------------- SEGUNDA.- El domicilio social sera la CIUDAD DE MEXICO. Sin embargo, la sociedad podra establecer agencias o sucursales dentro o fuera de la Republica Mexicana, asi como senalar domicilios convencionales para el c umplimiento de determinados actos y contratos . --------------------------------------------------------- TERCERA. - La duraci6n de la sociedad sera INDEFINIDA. ------------- CUARTA. - El OBJETO de la sociedad es: ---------------------------- 1. Adquirir, arrendar, fletar, administrar y operar todo tipo de artefactos naval es . En el entendido de que la Sociedad no operara embarcaciortes para la navegaci 6n i n terior y de Cabotaje .----------- 2. Adquirir, vender y distribuir refacciones, equipos e instrumcntos que se requieran para la operaci6n de cualquier tipo de artefacto naval . ------------------------------------------------ 3 . Irnportar, exportar, producir, comprar, vender, arrendar, distribuir, almacenar y corner cializar cualquier articulo o bienes de consumo general, relacionados con la operaci6n de cualquier tipo de artefactos navales . ------------- - - ------------------------------

arrendar, para de puertos y 3 el beneficio de amarraderos y las complementarias para la movilizaci6n de artefactos puertos y zonas federales, previa concesi6n o autorizacion autoridades correspondientes .-------------------- ----- -------- - 5. Prestar s ervi cios auxilia res ne~esari os para la embarcaciones y artefactos navales nacionales y requeridos por los navieros y armadores de l as mismos, (i) el agenciamiento de naves y, en particular, (ii) las en la contratacion de la tripulaci6n necesaria para los desplazamientos de los buques que fuesen or de nados par el armador; (iii) la contrataci6n de t Acnicos para los trabajos de inspecci6n, control y supervision de cascos y maquinaria, en embarcaciones o artefactos navales naci onal es o extranjeros, par cuent a de sociedades navieras, armadores o constructoras de embarcaciones, artefactos navales o sociedades clasi ficadoras; (iv) trabajos de exploraci 6n , estudio, inspecci6n, fotografia y fil maci6n de f ondos submarines, asi como el rescate de objetos si tuados en los mismos; (v) la realizacion de operaci.ones de instalacion, enterrami ento y reparaci 6n de cables submarines; (vi) la medi ci6n de espesores de tuberias submarinas y supervision de instalaciones similares; (vii) la instalaci6n y mejora de equi pos auxiliares submarinos de control remoto (remote operating vehicles) ; (viii) el arrendamiento de vehiculos submarinos de control remote y sus acceserios, cone sin tecnicos para r ealizar i nspecciones de mantenimiento y operatividad; (ix) los servicios de asesoramiento, consultoria, ingenieria, desarrollo y ejecuci6n de proyectos en alta mar y la direcci 6n facultativa; (x) asesoramiento, s upervision y control de operaciones instalaci6n, submarinas, en particular, de operaciones tendido y reparaci6n de cables submarines, de la intervenci6n e inspecci6n con vehiculos submarines de trabajos subm arines y otros trabajos afines; (xi) el desarrollo y disefio de vehi culos submarines de control remote y equipos para los mismos; (xii) la consultoria para la evaluaci6n, adquisici6n e integraci6n de nuevos equipos s ubmarinos de control remote y sus sistemas auxiliares, asi como la realizaci6n de actividades formativas relacionadas con el mantenimiento, supervisi6n y control de vehicules s ubmarines de control remote. ------------ -------------- --

4 6. Actuar como representante comercial, comisionista mercantil, agente, distribuidor y representante legal de todo tipo de personas o companias mexicanas o extranjeras. ------------------------------- 7. Contra tar prestamos y todo tipo de operaciones de credi to, constituir garantias , hipotecas, prendas y cualquier oLro tipo de garantias, suscribir, endosar y otorgar cualquier tipo de instrumentos de credito, sin que esto represen tc un servicio publico. --------- -------------------------------------------------- 8. Comprar, vender, manufacturar, exportar, importar, asi como comerciar en cualquier forma todo tipo de m ercancias y propiedad personal, ya sea actuando directamente como representante, agente o distribuidor . --- --- ------------- ----------------------------------- 9 . Cons t i tuir subsidiarias y e n ge ne r al, adquirir y vender todo tipo de acciones o partes sociales y participar en el capital social de sociedades o companias desde el momenta de s u constituci6n o mediante la adguisici6n de acciones o partes sociales de sociedades ya constituidas. ---------------------------- 10. Comprar, vender y en general comerciar asi como gravar toda clase de bienes r aices necesarios para cubrir las necesidades de la Sociedad.- -------------------------------------------------------- 11. Celebrar y e j ecutar t odo tipo de convenios, contratos y actos juridicos con cualquier persona fisica o moral, ya sea privac.la o publica, y obtener y otorgar todo tipo de prestamos y creditos, con o sin gar antia real o personal, asi com o olorgar contratos para garantizar obligaciones de terceras personas, con 0 sin remuneraci6n, y cons ti tuir o participar en fideicomisos de todo tipo ya sea como Fideicomit entc o Fideicomisario. ------------------ 12. Emitir, [irmar, en cualquier caracter incluyendo el de Aval, y endosar toda clase de titulos de credito . ----------------- -------- 13. Adquirir, usar, vender y otorgar el uso de ljcencias con respecto a cualquier tipo de patente, marca y cualquier otro tipo de propiedad industrial y dcrechos de autor .----- ------------------ 14. Participar en toda clase de lici taciones propues tas por l a Administraci6n Publica Federal, los Estados y Municipios y ejecutar contratos de obra publica, servicios, sumini stro, arrendami ento o de cualquier naturaleza con las entidades mencionadas . - ------------ 15. En general, llevar a cabo todo tipo de actos y actividades relacionadas con el objeto social.-------- - - ------ -----------------

extranjero -~- por ese simple hecho coma mexicano respecto de una y de los bienes, derechos, concesiones, participaciones de que sea titular la soci edad o bien de los obligaciones que deriven de los contratos en los que la sea parte, y se entendera que conviene en de su gobierno, bajo la pena, en caso de faltar a su convenio, de perder dicho interes o participaci 6n en beneficio de la Naci6n Mexicana .----- ----------- --- ---- - ----- - ------------------------- --- CAPITULO SEGUNDO - --- --------------------- -------------- -- CAPITAL SOCIAL Y PARTES SOCIALES ----- ----------- SEXTA. - El capital social sera variable, con un minimo de UN MIL PESOS MONEDA NACIONAL, y un maxi mo ilimitado. ----- ---------------- SEPTIMA. - El capital social se dividira en par tes sociales que podran ser de valor y categoria desiguales, pero queen todo caso seran de multiples de Un Peso Moneda Nacional .---- ----- ---------- Cada socio no tendra mas de una par te social . Cuando un socio haga una nueva aportaci6n o adquiera la totalidad o una fracci6n de la parte social de un coasociado, se aumentara en la cantidad respectiva el valor de su parte social, a no ser que se trate de partes sociales que tengan derechos di versos , pues entonces se conservara la individualidad de las partes sociales. --------- - ---- Podran expedirse constancias en las que se exprese el valor de las partes sociales de cada socio, en el entendido que dichas constancias no son titul os de credito. Las constancias inmediatamente antes citadas, seran firmadas , en su case, por el Gerente o por dos de los miembros del Consejo de Gerentes, de haber Consejo de Gerentes . - - -------------------- ----- ------------- ----- - Bajo la responsabilidad de l os Gerentes, la sociedad l levara un libro especi al de los socios, en el cual se inscribiran el nombre, la nacionalidad, el domicilio, el numero de fax y la direcci6n de correo electr6nico de cada uno de los socios, asi come la clave del Registro federal de Contribuyentes, si fuese residente en la Republica Mexicana, o el numero de identificaci6n fiscal asignado por la autoridad fiscal del pais en que resida, si no fuese residente en la Rep~blica Mexicana . Todas las aportaciones y las

6 transmisiones que hicieren los soci os conforme a la clausula Octava de ~stos estatutos, en su caso, se registraran en dicho libro. Dichas transmisiones no surtiran efectos hacia terceros sino despues de su inscripci6n en dicho l ibro.------------------------ Cualquier persona que compruebe un interes legitimo tendra la facultad de consultar este libro que estara al cuidado de las Gerentes, quJenes responderan personal y solidariamente de su existencia regular y de la exactitud de sus datos . --------------- OCTAVA. - Las partes sociales, esten o no representadas por constancias, 0nicamente podran cederse previo acuerdo favorable de las socios, Lomado de acuerdo con la clausula Decimo Primera ode conformidad con la clausula Decimo Tercera de estos estatutos. ---- Cuando la cesi6n de que t rata esta clausula se autorice en favor de una persona extraiia a la sociedad, los socios tendran el derecho del tanto y gozaran de un plaza de quince dias para ejercit.arlo, contado descle la fecha en que se hubiese otorgado la autorizaci6n . Si fuesen varios los socios que quieran hacer uso de este derecho, les competera a todos en proporcion a sus aportaciones . ----------- De no exjstir socios interesados en adquirir dichas partes sociales, estas podran ser adquiridas por terceros, siempre que la adquisici6n se l leve a cabo dentro de los siguientes tres meses . -- NOVENA. - Los aumentos de capital se haran medianle aportaciones adicionales de los socios o mediante la admisi6n de nuevos socios . En ambos casos se requerira el a.cuerdo favorable de los socios, tornado de acuerdo con la clausula Decimo Primera o conforme a la clausula oecimo Tercera de estos estatutos. ----------------------- Salvo acuerdo en conLrario, las socios tendran preferencla para suscribir los aumentos de capital, en proporci6n a sus partes sociales. ---------------------------------------- - ----------------- DECIMA. - Las disminuciones de capital se ha ran mediante el reti.ro parcial o total de las aportaciones, sin mas formalidades que las establecidas en los presentes estatutos, siempre y cuando el acuerdo f avorable se haya tornado de con£ormidad con la clausula Decimo Primera o la clausula Decimo Tercera de estos estatutos. Los socios tendran preferencia para disminuir sus aportaciones al capital social, en proporci6n a sus partes sociales , salvo acuerdo en contrario. ------------------------------------------------------

7 derecho de retire que a~ci~ o doscientos Lrece y demas disposiciones dicho derecho, contenidas en el capitulo octavo de la concede el con de Sociedades Mercantiles. ----------------- ------- ------- - - - --- - -- ------------------------ CAPIT0LO TERCERO - ---------------- - ------------------- --- ASAMBLEAS DE SOCIOS --------- - ----- DECIMO PRIM ERA. - La Asamblea de Socios es el 6rgano supremo sociedad y tendra las facultades siguientes: -------------------- - 1 . - Discutir, aprobar, modificar o reprobar el balance general correspondiente al ejercicio social clausurado, y tomar, con estos motives, l as medidas que se juzguen oportunas; ------- ----------- - II. - Proceder al reparto de utilidades; III.- Nombrar y remover a los Gerentes; IV . - Designar, en su caso, al Comisario o Cornisarios; ----------- - V. - Intentar contra los 6rganos sociales y contra los socios, las acciones que correspondan para exigirles danos y perjuicios; VI . - Resolver sabre la di vision y arnortizaci6n de las partes sociales, ------- --------------------------------- - --- -------- - - --- VII . - Modificar el contrato social; ------ - ----------------------- VIlI . - Consentir en las cesi ones de partes soci ales; - --- - --------  IX . - Decidir sobre los aumentos y ~educciones del capital social y sobre la admisi6n de nuevos socios; ------------------------------ X.- Decidir sobre la fusi6n, escisi6n, transformaci6n y disoluci6n de la sociedad; y ------------------------------------------------  XI . - Las demas que le correspondan conforme a la ley o estos estatutos . ---- ------------ --- ----- - - ------ - ------------------------ Las Asambleas podran reunirse en cualquier tiempo, pero deberan celebrarse por lo menos, una vez al afio, dentro de los cuatro meses siguientes a la clausura del ejerci cio social, a fin de tratar los asuntos sei'ialados en J. os incises con numero romano uno, dos, tres y cuatro de esta clausula Decimo Prim era. ---------------------- ---  A fin de que una Asamblea se considere legalmente r eunida en virtud de primera convocatoria, salvo que se vaya a tratar en la misma uno o mas de l os asuntos mencionados en los incises con nu.mere r omano cinco, seis, siete, ocho, nueve y diez de esta clausula Decimo Primera, sera necesario que este representado, por lo menos, el cincuenta por ciento del capital social y para que las resoluciones se consideren vali das se requerira el voto afirm ativo de los socios

8 que iepresenten la mayoria del capital social representado. Si la Asarnblea no pudiera reunirse por falta de qu6rurn, los sor.::ios sera.n convocados por segunda vez, tomandose las decisi ones por mayoria de vocos, cualquiera que sea la porci6n del capital representado.- - -- A fin de que una Asamblea que · vaya a tratar uno o mas de los asuntos enumerados en los incisos con numero romano cinco, seis, siete, ocho, nucve y diez de es ta cla.us11 la Deci mo Primera se considere legalmente reunida, ya sea a virlud de primera o ulterior convocatoria, sera necesario que este representado, por lo menos, el setenta y cinco por ciento del capital social, y sus resoluciones s6lo seran validas, si se tornan por el voto afirrnativo de] setenta y cinco par ciento del capital social . ---------------- Los socios gozaran de un voto por cada UN PESO, MONEDA NACIONAL de aportaci6n. ---------- ---------------------------------------------- DECIMO SEGUNDA. - Las Asambleas de Socios se verificaran de acuerdo con las siguientes regl as: --- - --------- -------------------- ------ I . - Se reuniran en el domicilio social, salvo case for Lui to o de fuerza mayor y seran convocadas por cualquiera de los Gerentes, por cualquiera de los Comisarios, en su caso, por los socios que represenLen mas de la tercera parte del capiLal social, por medic de not i f icaci6n enviada por transmi s i 6n via fax o correo electr6nico o servicio de mensajeria , en dicho orden de preferencia, con anticipaci6n minima de quince dias naturales , a la fecha de la Asamblea, al numero de fax, direcci6n de correo electr6nico, o domicilio registrado en el libro especial de socios, que contendra la fecha, hora y lugar de la Asamblea, el orden del dia y la firma de quien haga la convocatoria . --------------------- II . - Cuando l os concurrentes a una Asamblea represen'Len el total de las partes sociales, no sera necesaria la convocatoria y tampoco lo sera en el caso de que una Asamblea se suspenda por cualqui er causa para continuarse en hora y fecha diferentes . En cualquiera de estos casos se haxa constar el hecho en el acta correspondiente. --- ----- III- Los socios podran concurrir a la Asamblea personalmente o por medio de apoderado con poder gener al, especial o con carta poder, bastando en estc ultimo case la firm a del socio y Ja de dos testigos . ------------------ ---------------------------------------- IV . - Para que las socios sean admitidos a la Asamblea, bastara que es ten inscri tos en el 1. ibro especial de socios como due nos de una otra maner a presida del capital social representado y formular an la asistencia, con expresi6n de las partes sociales representadas . -------- ------- - - - - - - --- - --- ----- - ---- ------- VI .- Una vez que se haga cons tar l a asi stencia necesaria la persona que presida declarara instal ada la Asambl ea y procedera a desahogar el Orden del Dia, presidiendo los debates. -------- - - -- VII . - Pr esi dira l a Asamblea cual qt:ier a de l os Gerentes al efect o designado o , en su defecto, la persona que elija la misma Asamblea . Sera Secretario de la Asamblea el que elija l a misma Asamblea. --- -  VIII . - De cada Asamb l ea el Secret ario en funci ones levantara un acta y formara un expediente, que se compondra de las siguientes piezas: - - --- - ----- --- - ------------ --------- ------------ ----- - - - - - - a) la lista de asistencia; ---- --------- --------------- - - - - - --- - - - b) las cartas poder que se hubieren presentado o extracto certificado preparado par el Secretario en funciones o el escrutador, del documento presentado por los apoderados que representen socios ausentes para acr editar su per sonalidad; ------ c) una copia del acta de la Asamblea, l a que sera f irmada par el Presidente y el Secretari o de ~a As ambl ea y, de haber s ido nombrados y encontrarse presentes, por el Comisario o los Comisarios; - --------- - --- - ---- --------------- -------- ---- --------- d) l os informes, dict am enes y dem as document os que se hubieren presentado en la Asamblea.----- - ------------- - ---- - - --- - - ---------  El acta de la Asamblea se asentara en el l i bro de actas y debera ser firmada por quienes hayan f ungido com a Presidente y Secret ario. Cuando par cualquier circunstancia no pudiera asentarse el act a de una Asamblea en el libro, se protocol izara ante notari o . - ---------  IX . - Si por cualquier m ot i vo dejare de i ns t alarse una Asamblea convocada legalmente, se levantara tambien acta en que conste el hecho y sus motivos, y se f ormara un expediente de acuerdo con el inciso VIII anterior. ------- - - - - - -------- -------- - - - - - - --- - ----- X. - Las resoluciones de la Asamblea tomadas en los terminos de estos estatutos obtigan a todos los socios, aun a los ausentes o di s.i.dentes y seran definitivas y sin ulterior recurso, quedando

10 autorizado en virtud de ellas el Gerente o el Consejo de Gerentes, en su caso, para tornar los acuer dos, di ctar ]as providencias y hacer las gestiones o celebrar los contratos necesarios para ejecutar las citadas resoluciones . - ------------- - ----------------- DECIMO TERCERA. - Las resoluciones tomadas fuera de Asamblea, por unanimidad de todos los socios, tendran la misma validez que s i hubieran sido adoptadas en Asamblea, s i empre que se confirmen por escrico, mediante las firmas de los socios . - ---------------------- Las firmas de los socios, confirmando las resoluciones, podran constar en uno o varlos documentos identicos. --------------------- Los socios podran confirmar las resoluciones por media de apoderado, suj etandose a las reglas siguientes: Los socios personas morales, comprobaran la autoridad 0 representaci6n de sus apoderados mediante certificaci6n expedida por quien sea su Presidente o Secretario o Secretario Supl ente del Consejo u 6rgano de Admini straci6~, entregada al Gerente o Consejo de G@rentes, en su caso, entendido que la representaci6n de sus apodei:ados acreditada en los terminos anteriores, se considerara vigente mientras nose notifique a la sociedad de su revocaci6n. - - Los socios personas fisicas, comprobaran la autoridad o representaci6n de sus apoderados ~ediante poder general o especial o mediant e carta poder firmada por el propio socio y dos t estigos, entendido que la representaci6n de sus apoderados acreditada en los t~rminos anteriores, tendr6 la vigencia expresada en el documento correspondiente.-------------------------------------------------- El Gerent e o el Consejo de Gerentes, en su caso, formara un expect.Lente con las confi rrnaciones por escrito de cada resoluci6n o conjunto de resoluciones, las cuales se asentaran en el libro de actas, firmadas por alguno de los Gerentes o por otra persona al efecl o autorizada por los socios . Cuando par cualquier circunstancia no pudieren asentarse las resoluciones en el libro, se protocolizaran ante notario . ----------------------------------- ------------------------- CAPITULO CUARTO ------------------------- ---------- --------------- - ADMINISTRACION ---------------------- --- DECIMO CUARTA . - La sociedad sera ac:lministrada por uno o mas GerenLes, nombrados por l os socios en Asamblea o fuera de Asamblea, en terminos de la clausula Decimo Tercera, quienes duraran en su

\ 11 o hasta que sus sucesores hayan sido Los Ger entes no necesitan ser Consejo de Gerentes, que estara formado por el nurnero de que fijen l os socios, quienes tambi en podran elegir suplentes de dicho Consejo. ---- - ------------ --------------- La s ociedad se compromete a indemni zar a los Ger entes funcionarios que se nornbren conform e a la cl ausula D ecim o Sexta contra de cualquier responsabilidad personal que les pueda ser imputada coma consecuencia del desempena de sus cargas en represent aci6n de la sociedad, ya sea por virt ud de s entencia o par aplicaci6n de la ley o por cualquier causa, siempre y cuando la responsabilidad personal imputada a l os Gerentes o a los f uncionarios no se haya ori ginado por negligencia o por mal a conducta en el desempeno de su cargo. - ---- - ----------------------- Las resol uciones del Consej o de Gerentes se tomaran por mayoria de votes en sesiones al ef ecto convocadas por cualquiera de los miernbros del Consejo de Gerentes mediante comunicaci6n escrita entregada a los dema.s miernbros de dicho Conseja con anticipaci 6n minim a de cinco dias natural es . En l a convocator ia s e debera senalar el lugar de la reunion, el cual deber a estar ubicado dentro del domicilio de l a sociedad, s al vo que est uvier an presentes todos los miembros del Consej o de Ge r entes , en cuyo case la r euni6n podra efectuarse fuera del domicilio de l a sociedad. --- --- - - -------- ---- un miembr o del Consejo Gerentes o l a persona designada al ef ecto levantara el acta de l a ses i6n que debera asentar se en el libra de actas y ser firmada por quienes hayan fungido coma Pr esidente y Secretario. ------- - - --- - --- - - - --- --- --- - ----------------------- --- - El Consej o de Ger entes tambien podr a tom ar resoluci ones fuera de sesi6n, por unanimidad de votos, siempre que se confi rmen por escri to mediante las firmas de todos los rniembros del Conse jo de Gerentes en uno ovaries documentos . Dichas resol uciones tendran la misma validez que si hubieren sido adoptadas en sesi6n del Consejo de Gerentes . ---------------- --- - --- - - --------------------- - ---- - - - - Las resoluciones t omadas por unanim idad f uera de sesi 6n de Consejo de Gerentes, se asentaran asimismo en el libro de actas y se ran firmadas por alguno de los miembros del Consejo de Gerentes o por cualquier otra persona autor izada en las propias r esoluciones .-----

12 DECIMO QUINTA. - Salvo queen el acto de su nornbramiento se limiten sus facul tades, Pl Gerente o el Consej o de GerentPs, en su caso, tendra las facultades de un apoderado general para pleitos y cobranzas y para actos de administraci6n y actos de dominio, en terminos de los tres primeros parrafos del articulo dos mil quinieni:os cincuenta y cuatro del C6cligo Civil para la Ciudad de Mexico y sus correlatives de las C6digos Civiles de las Estados de la Republica Mexicana y del C6digo Civil Federal, incluyendo las facultades que r equieran cl ausula especi al conforme a l o dispueslo en el arliculo dos mil quinientos ochenta y siete de di cho C6digo y sus correlatives de los C6digos Civiles de los Estados de la Republica Mex i cana y del C6digo Civil Federal, entre las que de manera enunciativa y no limitativa se citan las de desistirse, de transigi r , de compromeler en a.rbi tros, de absolver y arti cular posiciones, de hacer cesi6n de bienes, de recusar, de recibir pagos, de presentar querell as penal es y de desist irse de las mismas, de constituirse como coadyuvante del Ministerio Publico y de interponer y desistirse del juicio de amparo, y celebrara y cumplira todos los actos , contratos y negocios relatives al objelo soci~l . Asimismo, al Gerente o al Consejo de Gerentes, en su caso, se 1~ conficre un poder general para asunt os laborales, gue incluye la facultad para celebrar contrat.os individuales y colectivos de trabajo, en el entendido de que podra r epresentar a la socieclad ante las autor idades del trabajo con todas las facultades a que se refieren los artlculos once, seisci entos ochenta y nueve, seiscientos noventa y dos, setecientos ochenta y seis, ochocientos setenta y seis y demas relalivos de la Ley Federal del Trabajo, pudiendo comparecer a las audier.ci as de conciliaci6n , demanda y excepciones y ofrecimiento y admis i6n de pruebas, a que se refiere el articulo ochocientos setent a y cinco de dicha Le y , otorgandose al Gerente o al Consejo de Gerentes todas las facultades especiales que se n:.quiercm para los cisuntos a ntes mencionados . Asirnismo el Gerente o el Consejo de Gerentes, podran firmar con cualqui er caracter titulos de crcdito, en los terrninos de la [racci6n primera del articu)o novena de la Ley General de Titulos y Operaci ones de Credito. El Gerente o el Consejo de Gerentes tendran facultades para otorgar y revocar poderes par a l a gesti 6n de c i e r tos y determinados negocios sociales ----------- -------------------------

13 \ DECIMO SEXTA. - Los unanimidad, en terminos de la clausula D ecimo de Gerentes, e n sesi6n o f uera de sesi6n, por t erminos de l a clausula Decimo Cuarta, podran funcionarios, quienes tendran las facultades que se l es con CAPITtJLO SEXTO - --------------------- -  - - - - --- - --- -- UTILIDADES, PERDIDAS Y FONDO DE RESERVA ------------ DECIMO SEPTIMA. - Dentro de los primeros tres meses que sigan al cierre de cada ejercicio fiscal el Gerente o el Consejo de Gerentes, en su caso, debera preparar un estado financiero, junto con sus documentos comprobatorios , que debera i ncluir lo siguiente: a ) Un informe sabr e el desarrollo de los negocios de la sociedad durante dicho ejercicio social, ex9licando las politicas seguidas y, en su caso, los principales proyectos existentes.-- ----- ------- bl LJn informe que expl ique l as principal es poll ticas y cri terios con tables aplicados en l a preparaci6n de la informaci6n financiera . --------- ----------------------------------------------- c) Un estado que muestre la posici6n financiera de la sociedad al cierre del ejercicio social. --------- --------------------- --- ----- d) Un estado que muestre los r esultados obtenidos por la sociedad durant e dicho pe riodo, explicando claramente dichos resul tados .--- e) Un estado que muestre los cambios en la posici6n financiera de la soci edad durante dicho periodo.-------- ------------------------ f) Un estado que rnuestre los cambios en las partidas que integran el patrimonio social ocurridos durante di cho ejercicio. ----------- g) Las notas que s e estimen necesarias para completar y aclarar toda la inforrnaci6n contenida en l os estados ant es mencionados . - -- La anterior inforrnaci6n debera estar disponible para el Comisario o Comi sar i os que, en su caso, se hubiese n nombrado, por lo rnenos un mes antes de la fecha de la Asamblea de Socios que deba celebrarse para discutir y r evisar dicha informaci6n , para permi tir al Cornisar io o Comisar ios gue preparen su dictamen y hagan sus observaciones y propuestas . ------- - - ------------------------------ Las utilidades si las hay, seran aplicadas como sigue : ----------- i) Un minima del c i nco por ciento de las utilidades netas, antes de irnpuestos, seran separadas para cons ti tuir el fondo de reserva

14 legal hasta que dicho fondo alcance el veinte por ciento del capital social, como lo establece el articulo veinte de la Ley General de Sociedades M ercantiles .-------------------------------- ii) El saldo de las utilidades sera retenido por la sociedad, destinado a crear o incrementar fondos de reserva o distribuido coma dividendo, segun lo resuelvan los socios en Asamblea o por unanimidad, en terminos de la clausula Decimo Tercera de estos estatutos. -------------------------------------------------------- i i i) Los dividendos que hayan sido decretados y que no hayan sido cobrados por los socios dentro de los siguientes cinco afios, se consideraran renunciados en favor de la sociedad.----------------- ------------------------- CAPITULO SEPTIMO ------------------------ ------------- DISOLUCION Y LIQUIDACION DE LA SOCIEDAD ------------- DECIMO OCTAVA. - La sociedad se disolvera por alguna de l as causas siguientes, en cuyo caso uno o mas liquidadores seran nombrados por los socios, en Asamblea o por unanimidad, en terminos de la clausula Decimo Tercera : --------------------------------------- a) Por la perdida de dos tcrceras partes o mas del capi.Lal social . bl Por quiebra voluntaria o i nvoluntaria de la sociedad, l egalmente declarada, y ------------------------------------------------------ c) Por resoluci6n de los socios . - --------------------------------- DECIMO NOVENA. - Despues de decretarse la disoluci6n, el liquidador o liquidadores procederan a la liqui daci6n de la rnisma y a la distribuci6n del remanenLe del haber entre los socios, en proporci6n directa al valor de las partes sociales de que cada uno sea duefio; si se nombrasen dos o mas liquidadores, deberan actuar conjuntamente .----------------------------------------------------- El l iquidador o liquidadores tendran las mas ampl i as facultades para la liquidaci 6n y podran por tanto, cobrar todas las s umas que se adeuden a la sociedad y pagar las que Asta deba; iniciar toda clase de juicios y proseguirlos hasta su conclusion con todas las facultades de un apoderado gener al, de acuerdo con los articulos dos mil quinientos cincuenta y cuatro y dos mil quinientos ochenta y siete del C6digo Civil par a la Ciudad de Mexico y s us corrPlarivos de los C6digos Civil es de los Estados de la Republ ica Mexicana y del C6digo Civil Federal; cancelar hipotccas y otros gravamenes; transigir pleitos y vender propiedades o valores de toda naturaleza. El liquidador a liquidadores tendran, en todo lo

c.e y especificamente obligaciones 15 previsto que les en estos confieren los doscientos cuarenta y dos y siguientes de la Ley Sociedades MercanLiles . ---- --------------------------------- ------------------------- CA.PITULO OCTAVO ----------------- ------------ --------- DISPOSICIONES GENERALES --------------- las de VIGESIMO. - Los fundadore~ como tales , nose reservan participaci especial alguna en las utilidades de la sociedad.---------------- VIGESIMO PRIMERA. - Los ejercici os soclaJes coincidiran con el ano del calendario, salvo disposici6n legal que permita lo contrario, en cuyo case la fecha de cierre de los ejercicios sociales podra se1 modi fi cada por resoluci 6n de los soci os en Asamblea o por unanimidad, en terminos de la clausula Decimo Tercera, sin necesidad de modificar estos estatu~os .- - ------------------------- VIGESIMO SEGUNDA. - En todo lo que no este especifi camente previsto en estos estatutos, se aplicaran las disposiciones que al respecto contien€ la Ley General de Sociedades M ercantiles. ---------------- ------------ - ------- CLAUSULAS TRANSITORIAS PRIMERA. - El capital social minirno £ijo sin derecho a retiro asciende a la suma rle UN MIL PESOS I MONEDA NACIONAL, e l cual qued6 totalmente suscrito y pagado en efectivo y en esta fecha , de la siguiente manera : ---------------------------------------- ___ SOCIOS --------------- PARTES - --- PORCENTAJE ----- VALOR - -- -------------- ------- ---- SOCIALES - - ------------ -------- ------- - "ROWAN No. 2 LIMITED. ", ---- 1 --------- 99.9% ------- $999.00 -- UNA PARTE SOCIAL------------------------------------------------ CON VALOR DE N OVECIEN TOS - - - - ------ ------- ---------------------- NOVENTA Y NUEVE PESOS , ----- ------------------------------------- MONEDA NACIONAL . ----------- --- ---- --- ------------ - --------------- "ROWAN COMPANIES, INC . " , --- 1 --------- 0.1% -------- $1.00 --- UNA PAFTE SOCIAL------------------ ----------------------------- CON VALOR DE ON PESO, ------------------------------------------- MONEDA NACIONAL . ----------------------------------- -------------- T OT AL: DOS PARTES SOCIALES , --- - -------------------------- - CON VALOR TOTAL DE UN MIL --------------~ - -------- ------------- PESOS, MONEDA NACIONAL. ----- 2 --------- 100% --- ----- $1,000.00- SEGUNDA. - La compareciente de esta escritura, acuer da : ----------

16 I. - Confiar la adminis traci6n de la sociedad a l)n CONSEJO GERENTES nombrando a las personas y con los cargos siguientes : -- NOMBRE ----------------------CARGO ------------------------------- TRAVIS FRED BROOKS JR. ------------------- PRESIDENTE GRANT MATTHEW HOWARD --------------------- SECRETARIO ---------- JOSE ALEJANDRO REYNA CASTORENA ----------- MIEMBRO ------------- Se confiera en favor del Consejo antes designados las facultades mencionadas en e l CAPITULO CUARTO de los Estatutos Sociales de l a Sociedad adem§s de c ualesquiera otras facult~des que le confiera la Asamblea General de Socios . --------------------------------------- A los funcionarios designados se le LIBERA de la obligaci6n de caucionar su manejo . --------------------- - ---------------------- II.- Por el momenta no designar 6rgano de Vigil ancia de la sociedad. ---------------------------------------- ---------------- III. - Otorgar en favor de TRAVIS FRED BROOKS JR., GRANT MATTHEW HOWARD, JOSE ALEJANDRO REYNA CASTORENA, MICHAEL JAMES CLARK, CHRISTOPHE JEAN RAIMBAULT , ALAN QUINTERO, THEODORE DAVID GOBILLOT, THEODORE RUSSELL SANGALIS, SAMUEL ANGELO PANNUNZIO, STEPHEN MICHAEL BUTZ, DARIN JACOB GIBBINS, ADRIENNE DANIELLE ZINK, ENRIQUE GARZA RUIZ ESPARZA y ANDRES ADAME GONZALEZ DE CASTILLA, un poder general que podran ejercitar conjunta o individualmerite para p l eitos y cobranzas y para actos de administracion en terminos de los dos pri.mPr:os parraios del articulo dos mi l quinientos cincuenta y cuatro del C6digo Civil para el Distri to Federal, y de sus correlati vos de los Codi gos Civiles de los Estados de l a Rep~bl i ca Mexicana y del C6di go Civil Federal, que incluira las facultades que requieran clausula especial conforme al articulo dos mil quini entos ochenta y siete del mismo C6digo y de sus correlati vos de los C6digos Ci vj les de los Estados de l a Republ ica Mexicana y del Codi go Ci vi 1 Federal, entre las que de manera e n unciativa y no l i mitativa se citan las de desistirse, de tra nsigir, de comprometer en arbitro, de absolver y articular posiciones, de hacer cesi6n de bienes, de recusar, de recibir pagos, de presentar quer ellas penales y de desistirse de las mismas, de constituirse e n coadyuvantes del Ministerlo Publico y de i nterponer y desistirse de::. j ui cio de amparo . Asimi smo, los apoderados podran celebrar toda clase de contratos y ejecutar toda clase de actos relacionados con los objetos sociales, incluyendo la

: ;~ .-.... . . ··~ .:-.. . ' . \.., .... ~, ~Iv .. ~ ~ .. ' • .., \ ~. ' : Y¼\;' "1-''\ -;,_\ '••I' o/',\,''f} ~ \ ~, 17 ..-. ".:;i 4• c~l'e'b:r;-ab. · n-3 de contra t os indi viduales y colecti vos . - l'i1!lf l' - ~ ~- ,. e) .... ~~j • de gue los apoderados podran representar ,_., • , .:I.~ ~~ ,· .. ,~ .aw~~" tor idades de t r abajo con todas las ~1 11 ""'("I"~ ret:·i~ren los articulos once, seiscientos ochenta seiscientos noventa y dos, setecientos ochenta y seis, seten ta y seis y demas rel a ti vos de l a pudlendo comparecer a la audiencia de conciliaci6n, excepciones y ofrecimiento y admisi6n de pruebas a que trabajo, en la Sociedad el articula ochocientos setenta y cinco de dicha ley, otorgandose a los apoderados todas las facul tades especiales que se requieran para los asuntos antes mencionados .- --- - ---- ---------------------- IV. - Otorgar en favor de TRAVIS FRED BROOKS JR. , GRANT MATTHEW HOWARD , JOSE ALEJANDRO REYNA CASTORENA, MICHAEL JAMES CLARK, CHRISTOPHE JEAN RAIMBAULT, ALAN QUINTERO, THEODORE DAVID GOBILLOT, THEODORE RUSSELL SANGALIS y SAMUEL ANGELO PANNUNZIO, para ser ejecutado conjunta o separadamente para otorgar y suscribir titulos de credito en los terminos de la fracci6n uno (romano) del articulo novene de la Ley General de Titulos y Operaci ones de Credito .------------------------------------------- v . - Otorgar en favor de TRAVIS FRED BROOKS JR., GRANT MATTHEW HOWARD, JOSE ALEJANDRO REYNA CASTORENA, MICHAEL JAMES CLARK, CHRISTOPHE JEAN RAIMBAULT , ALAN QUINTERO, THEODORE DAVID GOBILLOT, THEODORE RUSSELL SANGALIS y SAMUEL ANGELO PANNUNZIO, un poder especial que podra ser ejercitado conjunta 0 individualmente, para abrir o cancelar cualquier tipo de cuentas bancari as en nornbre de la Sociedad en cualquier banco de su e lecci6n , en Mexico o en el extranjero, y para designar o sustituir a los firmantes autorizados para rnanejar y disponer de los fondos depositados en dichas cuentas . - ----------------------- VI. - Otorgar en favor de ARTURO BELLO TELLEZ' VI CENTE BANUELOS RIZO, ANGEL MARTINEZ GONZALEZ, RODOLFO ZERTUCHE GRAGEDA, BENIGNO BOLANOS MORALES , JUAN PABLO ELIZONDO ONG y JOSE FERNANDO NIETO HERNANDEZ, un poder general que podran ejercitar conjunta o indi vidualmente para plei tos y cobranzas en t erminos del primer parrafos del articulo dos mil guinientos cincuenta y cuatro del C6digo Civil para el Distrit o Federal, y de sus correlatives de los C6digos Ci viles de los Est ados de la Republica Mexicana y del C6digo Civil Federal, gue incluira las fa cul tades que requieran

18 clausula €special conforme al articulo dos mil quinientos ochenta y siete del 1nlsmo C6digo y de sus correlatives de los C6digos Civiles de los Escados de la Republica Mexicana y del C6digo Civil Federal, entre las que de manera enunciativa y no limitativa se citan las de desistirse, de Lransi gir, de comprome ter en arbitro , de absolver y articular posiciones, de hacer cesi6n de bienes, de recusar, de reci bir pa gos, de presentar querellas penal es y de desisti rse de las mismas, de constituirse en coadyuvantes del Ministerio Publico y de interponer y desistirse del juicio de ampar o . En el entendido de que los apoderados podran representar a la Sociedad ante 1as autoridades de trabajo con todas las facultades a que se refieren los art5culos once, seiscientos ochenta y nueve, seiscientos noventa y dos, setecientos ochenta y seis, ochocientos setenta y seis y demas relatives de la Ley Federal del Trabajo, pudiendo comparecer a la audiencia de conciliaci6n, demanda y eY.cepciones y ofrecimiento y admisi6n de pruebas a que se refiere el articulo ochocientos setenta y cinco de dicha ley, otorgandose a los apoderados todas las facultades especiales que se requieran para los asuntos antes mencionados . --------- --------- ------------------ VII. - Otorgar en favor de ENRIQUE GARZA RUIZ ESPARZA, ENRIQUE GARZA TELLO, ANDRES ADAME GONZALEZ DE CASTILLA, AMkDA BRACHO ZERTUCHE, MARIANA RAMIREZ GARCIA, ADRIANA SANCHEZ QUIROGA, RAFAEL GONZALEZ VAZQUEZ , YARA CYNTIA GUAL ANGELES, JUAN PABLO ELIZONDO ONG y JOSE FERNANDO NIETO HERNANDEZ, para ser ejercitado conjunta o separadamente, un Poder General para actos de administraci 6n en los terminos del segundo parrafo del articulo dos mil quinientos cincuenta y cualro del C6digo Civil para el Distrito Federal, y de sus correlatives de los C6digos Civiles de los Estados de la Republica Mexicana y del C6digo Civil Federal. ------------------ LIMITACION. - El poder antes menci onado, es tar a J.imi tado [)ara que los apoderados realicen en nombre y representaci6n de la Sociedad todo tipo de tramites, inscripciones y empadronamientos ante todo tipo de entidades gubernamentales, ya sean del Gobierno Federal o los Gobiernos Estatales o Municipales, y sus dependencias y ante todo tipo de aul:.ori dades j udiciales, incluyendo sin limitar: la COMISION NACIONAL DEL AGUA, la SECRETARIA DEL MEDIO AMBIENTE Y RECIJRSOS NATURALES , l a AGENCIA NACIONAL DE SEGURIDAD INDUSTRIAL Y DE PROTECCION AL MED IO AMBIENTE DEL SECTOR HIDROCARBUROS, el ...

Y MARINA el REGISTRO FEDERAL DE CONTRIBUYENTES, la SECRETARIA DE ECONOM REGISTRO NACIONAL DE INVERSIONES EXTRANJERAS , la HACIENDA Y CREDITO PUBLICO y el SERVICIO DE TRIBUTARIA. ------- - ---------- ----------- - - - - - ------ --- - ------- VIII.- Que los ejercicios sociales correran del primero de enero a l treinta y uno de diciembre de cada ano a excepci6n del primero que correra de la fecha de f irma de la presente escri tura al treinta y uno de diciembre del ano en curso. - - - ----------------- TERCERA. - La compareci e nte de est e instrumento , manifiesta que obra en la caj a de la sociedad l a suma de UN MIL PESOS, MONEDA NACIONAL, importe del capital social, pagado e n efectivo y en esta fecha . - - --- - --------- --- ------ ------- - - --- - ----------------- --- - --- ------------- PERSON AL ID AD -------- ----------- Manifiesta ADRI. ANA SANCHEZ QUIROGA, que las representaciones con que comparece, no le han s ido revocadas, ni en forma alguna limitadas, asimisrno protesta ante mi la v i gencia de las mismas y que SUS representadas, "ROWAN No. 2 LIMITED." y "ROWAN COMPANIES, INC.", se encuentran legalmente capacitadas para la celebraci6n de este acto, lo que me acredi ta, asi como su legal existencia, como s i gue : - - - ----- --- --------------------------------- ---- ----- A) . - Respecto de "ROWAN No . 2 LIMITE.D . ", con la certificaci6n expedida por el suscrito notario de la escritura numero VE INTI CINCO MIL CUATROCIENTOS CUARENTA Y OCHO, de fecha veintiocho de septiembr e de dos mil dieciocho, otorgada ante mi; y --------- - --- --- - ---- - -------------------------------- - ------- - 8) . - Respecto de "ROWAN COMPANIES, INC .", con la certificaci 6n expedida por el suscrito notario de la escritura numero VEINTICINCO MIL CUATROCIENTOS CUARENTA Y NUEVE, de fecha veintiocho de septiembre de dos mil dieciocho, otorgada ante mi . Dichas certificaciones se agregan al apendice de este instrumento marcadas con la letra "E". --------------------- - ----------------  YO, EL NOTARIO, DOY FE: ---------------------------------- ------ I.- Que a mi juicio, a l a compareciente l a conceptuo capacitada legalmente para la celebraci6n de este acto, en virtud de que no observo

_______ """"'..,,======•===~------ 20 en ~llA manifesLaci6n dP ircapAcidad natural, ni tengo noLi~ias de qu~ est6 sejetri e1 incapacidad civil y que me asegurA de su identidad en los t9rminr,s d•~l d.Tticulo cirsnco cinco de la Ley dr•l llotariado en v.i.gor , con el 1')cumenlo que me ezhib1> y q·.1e en fotocopia agrego a:.. ap•~ndice dl:!l presr--ntP lnsL.r:umcnto con l ;a lelra "F" .------------- -------------- --- --- II. - • .•ue lc.1 compar9cientP declara por sus gen~rales .;er mcxicana por nac.i.mil:!nto, 1Jriginaria d~ la Ciudad de Mexico, donde naci6 ~l dia dos de octubre dQ mil novPcientos noventa, sol l~era, emrJlcada y ctJn dnm.Lcilio en Camino a Santa ':'eresa numero ciento ochenta y siPtP "r", qu.Lnto pisr, colonia ParquPs del Pedrogal, TlRlpan, Ciudad do MAxico . --------------- I II . - )U"' arJverti d la comparecienle que de~rh .::icri:di tarrn1: dentr,;, del mes ~iguiPnte a la =echa ~e t irma de la presenle escrilura haber prescr tado J a sol.i.citud de i nscd pci6n de la sociedad en e· 1 Regis\:ro redcral d~ ConLi:ibuyent es, y gue en caso de no eY.hibirme dir-ha solicitud, proc;ediare a d;;,ir Rl aviso correspondien te a l as aur nridarJr->s fiscal~s competenlcs.--------------- --- ---------------------------- ----- IV. - ')n,;: la comparecienLe, manifest6 para efcctos d~l articulo veintisiete dcl C6digo ~i scal de la Federaci6n: --- - ------------------- a) . - Pespect o de "ROWAN NO. 2 LIMITED. " y de " ROWAN COMPANIES, INC. ", que ~-on E._,crsonas m oral es de nacional i dad extranjera, residentes ~n cl exl.ranjero, y optan de morn.ento porno inscribirse en r->l Regjstro Federal de <"rmtribuyem: es, raz6r por .:a cual declara bajo protesta de dec.i.r vet~dJ qu~ la Sociedad ddra aviso, de l o anL~rior, a la Administraci6n loca I de recaudaci6n qu':! le corresponda dentro de los tres primeros mes~~ sigui~ntes al ciecr~ del prPse~te ejercicio. --------------------- b) . - Para efectos dcl octavo parrafo del citadn ?.rticulu veintisiete del C6digo Fiscal de la Fed1>rari6n y de conformidrid con la regla dos punto c1J;it-ro pur,L:r.:i vcinLP de lc:a Resoluci.6n Mi scelari1~e1 riscal vigent e , que la ClavA de PQgjs~ro Federal de contribuyentes de ENRIQUE GARZA RUIZ ESPARZA, ENRIQUE GARZA TELLO, ANDRES ADAME GONZALEZ DE CASTILLA, AMADA BRACHO ZERTUCHE, MARIANA RAMIREZ GARCIA, ADRIANA SANCHEZ QUIROGA, RAFAEL GONZALEZ VAZQUEZ, YARA CYNTIA GUAL ANGELES, JUAN PABLO ELIZONDO ONG, JOSE FERNANDO NIETO HERNANDEZ y JOSE ALEJANDRO REYNA CASTORENA, son: - -  (i1 . - ENRIQUE GARZA RUIZ ESPARZA: "G, A, R, E, SEIS, CUATRO, CERO, SI ETE, UNO, UNO, SIETE , A, TRES". ------------------ - ---- --------------- ( ii) . - ENRIQUE GARZA TELLO: "G, A, T, E, NUEVE, TRES, CERO, TRES, TRES, UNO, P, J, CERO". ------------------ - --------------------- -------- - ------ (i:ii) .- ANDRES ADAME GONZALEZ DE CASTILLA: 11 A, A, G, A, SIETE , SIETE , CERO, SIETE , CERO, SIETE, G, SEIS, SEIS". ------------------------ --- --- (0·1) .- AMADA BRACHO ZERTUCHE: "B, A, Z, A, SI ETE, CUATRO, CERO, SEIS, DOS, OCHO, SEIS, R, SEIS". ------------- - - - - - -------------------- - - ---- -- .. .

\ \\~;' • ,. ::~:. o:11 ::fRET:,:~~~~- :R~-~~--~•- -~~-~~~~~~-::'~_: CERO, CINCO, -p::. • ,, ,( ( ,.' I - , d ,-V I \" {vii·~ AriR'I~A SANCHEZ QUIROGA: "S, A, Q, A, NUEVE, CERO, ? -; ; €EllQ:i! oos". DOS, N, TRES" . ----- - --- - -------------- ------------- (vii) . - RAFAEL GONZALEZ VAZQUEZ: "G, O, V, R, SIETE, UNO, CUATRO , R, UNO, SEIS". ------- - --- ----------------------- ( vi i i ) . - YARA CYNTIA GOAL ANGELES: "G, U, A, Y, UNO, DOS, CUATRO, L, SEIS, UNO". - - ---- ---- ----------------------- ( ix) . - JUAN PABLO ELIZONDO ONG: "E, I, 0, J, SIETE, NUEVE, CERO, D DOS, DOS, J, U, OCHO".----------------------- - --- ------------------ ---- - (x) . - JOSE FERNANDO NIETO HERNANDEZ: "N, I, H, F, OCHO, OCHO, CERO, UNO, UNO, CUATRO, T, G, SIETE".------------------------------ - --- ----------- (xi1 . - JOSE ALEJANDRO REYNA CASTORENA: "R, E, C, A, OCHO, ONO, GERO, TRES, GERO, SEIS, G, CUATRO, CUATRO".--------------- - ------------------ Al cfecto certifico que l"' clave de Registro Federal de Contri buyentes antes rnencionada, coincl de con la cedula respectiva, de l a que agrego una fotocopia al apendicF., de este instrumento con la letra "G".-------- c ) .- Para efectos del octavo parrafo del citado articulo veintisiete del Codlgo Fiscal de la Federaci6n, respecto de TRAVIS FRED BROOKS JR., GRANT MATTHEW HOWARD, JOSE ALEJANDRO REYNA CASTORENA, MICHAEL JAMES CLARK, CHRISTOPHE JEAN RAIMBAULT, ALAN QUINTERO, THEODORE DAVID GOBILLOT, THEODORE RUSSELL SANGALIS, SAMUEL ANGELO PANNUNZIO, STEPHEN MICHAEL BUTZ, DARIN JACOB GIBBINS, ADRIENNE DANIELLE ZINK, que son persona~isicasde nacionalidad extranjera, residentes en el extranj ero, y optan de momenta por no inscribi rse e n c l Registro Federal de Contribuyentes, raz6n por la cua) declara bajo pr otesta de decir verdad gue la Sociedad dara aviso, de lo anlerior, a la Administraci6n local de recaudaci6n que le corresponda dentro de los tres primeros meses s iguienl .es al cierre del presente ejerci cio.--------------------------- v.- Que adverti a los compareci ent es que , en virtud de que constituyen una sociedad con clausula de admisi6n de extranjeros, procedere a dar el aviso correspondiente a la Secretaria de Relaciones Exteriores, en r umplimiento con l o dispuesto por e l articulo catorce del Reglamento de 1 a Ley de Inversi6n Extranjera y del Registro Nacional de Invers.iones Extr~njcras.----- - - - - ---------------------------- ----- ------- - - --------- VI.- Que adverti a la compareciente, queen virtud de que se constituye una sociedad de nacionalidad mexicana, con inversi6n e xtranjera gueda obligada a obtener la inscripci6n de la misma e n el Registro Naci onal de Inversiones Extranjeras dentr o de los cuarenta dias habiles siguientes a parti r de la fecha de firma del presente instrumento, en los terminos del articulo Lreinta y dos de la Ley de Inversiones Extranjeras.----- ---

22 VII. - Que ptocedere a dar aviso del otorqa•nientc, jel pr,;sente instr11wr>nLo Regis1 :ro Nacional de Inversiones 1 ::xLranjeras de co~~orrnid~d con el artlculo Lrelnta y cuatro de la Ley d~ Inversiones Ezlranj~ras. ------------------------------------------------------------ VIII. - Que uc.lvrJrti a 1 r:1 .-:orr1p1:1.recicnte que P.n el ,..:<:1SO r~1, r1ue e) acr:o consign.-ido e!t este instrumPnto origine la posib1lid,:1d de la roalizaci6n de 1!!11 actividdd_por parte de un extranjero para lcJ 1;uc1l no csbe prPvi~m~nte ~utorizado por la secretaria dP GobPtnacl6n, el dosAmp~ro ~e dicha actividad quedar6 sujeto a la autorizaci6n que a su juicio expida la -it8da Secretaria. ------------------------------------------- ------- I X. - Que habiendo el suscrito exhortado a lu compareciente para conducirs~ con verdad respecLo del contenido rl~l presenlc instrumento, me ":-:pres6 la misma quP actua bajo proi:esta de decir verdad y que por mi (;Ond1;cLo qucd6 enterad<l que quienes dee] arar1 fal samente incurren en delit o, en terminos de lo dispuesto en el arliculo ciento setPnta y sir-LP c.l•· La Lr>y del Motariado para la Ciudad de Mer.i,..o, hacLAnrlose acreedorcs ll las penas privativas de la libcrtad o pecuniarias que sena ~ . <:;r: ::iu caso, la 1 egisla.::16n penal vigente. ----- - ---------------- x. - ')•Jc cuv<? ;:i 1 r1 vista los document:os citados en ~ste instrumento. ---- XI . - Que l as notas ccrnplementarias dP esi.:e instrum1;:nto se agregar.an al Apendic0 d0l mismo con lo letra "H" en hoja blancd sellada y firmd'l<-A po!: el ~us~ritc notdrio. -------- - ----- --- ---------------------------------- XII.- ()u1:, hir.e saber a la cornparecie nte qu1: t:iene de.rr~cho do 1eer pci:sondlrr.ente P.Sle in-Lrument;o y que su contenido le sea ~xplicado por XII I. - Que habiendo side enterada por el suscrico de 10s derechos m"endonados r.,n el parrafo quD antecede, opt6 por q•Je se IP. leyera ':!SLe ir.strumen;:o, lo que al efecto se hizo y que le '=xplique ac1nca del valor , las cr,nsecuencias y alcar,ces l egales del cont P.nido del mismo. --- XIV. - Que hie(! saber ,; la compareciente los Lorminos del Aviso de Pri VciCidad que regu~a el control de datos -:: informaci6n que fueron recnn;idos pot el suscri to Notario para el otorgumiento de.l presente insl rurnent i::i , en tenr1inos de la Ley Pederal di:: ProtPcci6n d~ Dutos PPrsonales en Poses'6n de las Particulares y , en consecuencia, manifi,~sta cr.inocer Pl valor, las consl':!cuencias y alcanc@s legales d!:!l oont01iido del mismo . ------ --------------------- ---------------- -------- XV.- ')u.,.. ,..1P conformidad cor. Pl articulo decimo cua.rto transicorio de2- DecrAto por el quc se d~cl~ran rcformadQS y derogad~s diversas d:spaMlclones de la Consti tuol6n Polilica de los Esta.do !Jnidos Mezi~ar1os, <?n materi~ de la Reforma de la Ciudad d~ Mexico, publicado en el Dlario OL .:..cial de la Pederaci6n, edici6n vespertina Pl dia vcintinueve d8 enero de dos mil dieci siis, en vigoc a l dla s iguienLc de ...

.'): C- ►' .. ·-- I, i) ....... , 'I, ... Q 23 \ ia :1 • \ :-1 '. ~i.r..:::'el.\~c , todas las ref erencias que se hagan al D · s t ri.to Federal , \'.-· . ~ -~~~"~·\, ,~ 0 ~1,i~~ :;:.~i... derse hecnas a la Ciudad de Mexico.--- - --- -- ------------- - ~# ,.,,~:-- "~~ ...... r . XV ..!.::_P o~- j_a cempa rec1 ente rnani fest6 SU i nstn1mento y su confermidad con el rnism o , y lo firm6 fecha, mismo momenro en que lo aut orizo definitivamente.  ADRIAtlA SANCHEZ QUIROGA. - fir mca . - ANTONIO ANDERE PEREZ MORE O. - El sello ciP autor izar . -------- ---- ---------------------------- - ARTICULO DOS MIL QUINIENTOS CINCUENTA Y CUATRO DEL CODIGO CIVIL DISTRITO FEDERAL Y DEL CODIGO CIVIL FEDERAL. - ------ - --------------- En c 1,rnpl im.iento a l o dispuesto por el articulo dos mil quinientos cincu~nta y cuatro del C6digo Civil vigente, inserlo el r.exto de dicho ?rciculo que dice: - - ---- --------- --- - ----------------- - --------------- "En todos l os poderes generales para pleitos y cobr anzas , bastarA que se diga que se otorgan con tedas las facultades generales y las especiales que requieran c.lausula especial conforrne a la Ley, para que se entiendan conferidos sin limitaci6n alguna.----- ---------------- - ------------- --- En los poacres generalcs p~ra administrar bienes, bastara expresar que SI:! dan con ese caracter para que el apoderado tenga toda clase de faculLades administrat ivas. ------- ------------------------------------- En los poderes generales para ejercer actos de dominio, bascara que se den con ese caracter pard que el apoderado tenga todas las facultades de duefto, tanLo en lo relative a los bienes, como para hacer toda clase de gestiones a fin de defenderlos . --- ----- - --- ------ ---------------------- Cuando se quisiere limitar, en los c.res casos antes mencionados, las [acultades de l os apoderados, se consignaran las limitaciones, o los podcres seran especiales . - - ------------ --------------------- ---- --- - --- Los Notaries inser taran este articulo en los testimonios de los poderes que otorguen" . ------------- ---- - - --------------------------- --- ----- ---- ANTONIO ANDERE PEREZ M ORENO, Titular de la Notaria numero doscientos trelnta y uno de la Ciudad de Mexico, expido copia cen:ificada del instrumento numcr o VEINTICINCO MIL CUATROCIENTOS CINCUENTA, de fecha ,,eintiocho de dos rniJ diecioche, otorgado ante mi, que contiene : La constituci6n de la RESPONSABILIDAD espccidlmente fiscales ae dos mil dieciocho. ANTONIO ANDERE PERE TITULAR DE LA NOTARI DE LA CIODAD DE MEXI VARIABLE, " ROWAN" , SOCIEDAD DE para los efectos M exico, a veintiocho